Statement of Additional Information Supplement

December 7, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated March 4, 2015

Global Multi-Asset Income Portfolio

The following is hereby added as the third sentence of the section of the Statement of Additional Information entitled "The Portfolio's Investments and Strategies—Investments and Risks—Forwards":

The Portfolio may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.

The third paragraph of the section of the Statement of Additional Information entitled "Purchase and Redemption of Shares" is hereby deleted and replaced with the following:

The NAV per share of the Portfolio is calculated on days that the New York Stock Exchange ("NYSE") is open for business. NAV per share is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Pricing Time"). If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Portfolio may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Portfolio's securities trade remain open.

Please retain this supplement for future reference.